FIXED ASSETS (Detail) - Schedule of Fixed Assets (USD $)	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Fixed Assets, Gross	$ 16,823	$ 13,269	$ 13,269
Less accumulated depreciation	(1,921)	(12,914)	(12,494)
Total	1,864,902	355	775
Furniture and Fixtures [Member]
Fixed Assets, Gross		2,560	2,560
Computer Equipment [Member]
Fixed Assets, Gross		6,511	6,511
Leasehold Improvements [Member]
Fixed Assets, Gross		$ 4,198	$ 4,198